WT MUTUAL FUND
Wilmington Multi-Manager Large-Cap Fund
(the “Large-Cap Fund”)

Supplement Dated June 11, 2008 to the
Institutional and A Shares Prospectuses Dated November 1, 2007
The information in this Supplement contains new and additional information beyond that in the Institutional and A Shares Prospectuses of the Large-Cap Fund dated November 1, 2007, and should be read in conjunction with those Prospectuses.
The investment strategy of First Quadrant, L.P. (“First Quadrant”) has been revised to provide more flexibility to First Quadrant in managing a portion of the Large-Cap Fund’s portfolio and in recognition of the difficulty in implementing certain tax-management techniques within a multi-manager structure. The Large-Cap Fund may be subject to increased portfolio turnover as a result of implementing the revised strategy. A higher portfolio turnover rate may increase transaction costs, and may cause adverse tax consequences for shareholders. In accordance with the revised strategy, the section entitled “First Quadrant, L.P. (“First Quadrant”)” on page 25 of the Prospectuses, is deleted in its entirety and replaced with the following:
     First Quadrant, L.P. (“First Quadrant”)
     First Quadrant uses a proprietary quantitative analytical model in constructing the Fund’s investment portfolio to reflect the characteristics of the S&P 500 Index and combines a top-down analysis of market and economic conditions with a bottom-up stock selection review process to enhance returns. The top-down analysis consists of a review of market and economic data such as interest rates, commodity price changes, market volatility levels, inflation expectations, credit spreads and foreign exchange rates to identify those industries and sectors of the U.S. economy that are likely to benefit from present and future economic conditions. First Quadrant modifies industry weightings in the portfolio relative to the S&P 500 Index based on the top-down analysis. In general, these weightings will not differ from the industry weightings of the S&P 500 Index by more than +/-5%. In addition, First Quadrant may underweight and overweight the Fund’s exposure (relative to the S&P 500 Index) to specific securities within an industry. Individual stocks are selected based upon a bottom-up review of a variety of security-specific valuation metrics, such as earnings revisions, earnings surprise signals, insider trading, corporate actions and changes in various indices.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE